UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 11, 2006


                           The Sagemark Companies Ltd.
             (Exact name of Registrant as Specified in its Charter)


          New York                     0-4186                13-1948169
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)               File No.)           Identification No.)


        1285 Avenue of the Americas, 35th Floor, New York, New York 10019
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (212) 554-4219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

         Consistent with the Registrant's previously reported potential reimbursement reduction risks relating to positron emission tomography (PET) medical diagnostic imaging procedures performed on Medicare patients at the Registrant's diagnostic medical imaging facilities, the Registrant began to experience a reduction of reimbursement rates for Medicare patients for whom certain PET imaging procedures were performed at the Registrant's Parsippany, New Jersey and Rockville Centre, New York imaging facilities. To date, Medicare reimbursements at such facilities have experienced an average reduction with respect to certain PET imaging procedures of approximately 23%. Additionally, the Registrant contemplates that reimbursements under managed care contracts with respect to such procedures wherein pricing is based on Medicare reimbursement rates will also be subject to reduction during future periods. Such reductions will materially adversely affect the financial results of the Registrant's Parsippany, New Jersey medical diagnostic imaging facility and may also materially adversely affect the financial results of the Registrant's Rockville Centre, New York medical diagnostic imaging facility.

________________________________________________________________________________

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as may, could, would, should, believes, expects, anticipates, estimates, intends, plans or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).



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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE SAGEMARK COMPANIES LTD.


                                       By: /s/ THEODORE B. SHAPIRO
                                           -------------------------------------
                                           Theodore B. Shapiro, President and
                                           Chief Executive Officer

Date: October 16, 2006


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